COLUMBIA FUNDS SERIES TRUST

Columbia Prime Reserves

(the Fund)

Supplement dated March 7, 2008

to the Prospectuses dated January 1, 2008

On March 6, 2008, the Board of Trustees (the Board) of Columbia Funds Series Trust (the Trust) approved a proposal to reorganize the Fund into Columbia Cash Reserves, another series of the Trust (the Reorganization). The Reorganization will involve: (i) the transfer of all of the assets of the Fund attributable to each class of shares in exchange for shares of the corresponding class of shares of Columbia Cash Reserves, as shown in the chart below; (ii) the assumption by Columbia Cash Reserves of the liabilities of the Fund; and (iii) the distribution of Columbia Cash Reserves’ shares to the relevant shareholders of the Fund in liquidation of the Fund. Upon consummation of the Reorganization, shareholders of the Fund will hold shares of the corresponding class of Columbia Cash Reserves with a total dollar value equal to the total dollar value of the shares of the Fund that they held immediately prior to the Reorganization. The Reorganization is subject to several conditions to closing, including receipt of a legal opinion to the effect that the Reorganization will not be a taxable event for federal income tax purposes. The Reorganization, which is not subject to a shareholder vote and does not require any action to be taken by any shareholder, is expected to close on March 10, 2008.

Columbia Prime Reserves		Columbia Cash Reserves

Liquidity Class	g	Liquidity Class
Institutional Class	g	Institutional Class
Capital Class	g	Capital Class
Adviser Class	g	Adviser Class

As was previously announced, NB Funding Company LLC, an affiliate of Columbia Management Advisors, LLC and a subsidiary of Bank of America Corporation, previously entered into a Capital Support Agreement (the Agreement) with the Trust for the benefit of Columbia Cash Reserves, Columbia Money Market Reserves and the Fund. On March 6, 2008, the Board approved amendments to the Agreement to remove the Fund as a party upon closing of the Reorganization, and to reduce the maximum contribution amount available thereunder in light of a sale by the Fund of certain portfolio securities covered by the Agreement.

Upon consummation of the Reorganization, the Fund will be liquidated and, accordingly, will no longer be offered to investors under the Prospectuses supplemented hereby. All references to the Fund in the Prospectuses are hereby removed, effective upon consummation of the Reorganization.